UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 27, 2012

TOMPKINS FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-12709	16-1482357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number Including Area Code:  (607) 273-3210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 27, 2012, Tompkins Financial Corporation (“Tompkins”) issued a press release announcing the commencement of a registered offering of its common stock (the “Offering”). Tompkins is conducting the Offering pursuant to a shelf registration statement on Form S-3 (File No. 333-160740), declared effective by the Securities and Exchange Commission on August 7, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 27, 2012, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: March 27, 2012	By:	/s/Francis M. Fetsko
Francis M. Fetsko
Executive Vice President and Chief Financial Officer (Principal Executive Officer)